Exhibit 99.2
Floor & Decor Announces Board Leadership Transition
Thomas Taylor to Transition from Executive Chair to Chair of the Board
Lauren Taylor Wolfe to Join the Board of Directors
ATLANTA--(BUSINESS WIRE)--October 29, 2026--Floor & Decor Holdings, Inc. (the “Company” or “Floor & Decor”) (NYSE: FND), a leading specialty retailer of hard surface flooring, today announced a series of changes to its Board of Directors.
Effective January 1, 2027, Thomas Taylor, currently Executive Chair of the Board, will transition to the role of Chair of the Board. As part of a coordinated Board succession and refreshment process, the Board has appointed Lauren Taylor Wolfe as a new independent director, effective February 1, 2027. In addition, Norman Axelrod, the Company’s Lead Director, has informed the Board of his decision not to stand for reelection at the Company’s 2027 annual meeting of stockholders, expected to be held in May 2027. Mr. Axelrod will continue to serve as Lead Director through the annual meeting, at which point he will retire from the Board after 17 years of dedicated service.
Mr. Taylor said, “This transition reflects the successful evolution of our leadership structure and the strong execution of our succession plan to Brad Paulsen, who has done an outstanding job stepping into the CEO role and building on the foundation we’ve spent years putting in place. Serving as Chair allows me to continue supporting the Board and the management team as we pursue our long-term growth strategy. We invited Lauren to join our Board as we believe she will bring strong complementary perspectives. I also want to thank Norman for his tremendous service on our Board. His guidance and steady hand have been invaluable to this Company and to me personally, and Floor & Decor is stronger today because of his contributions.”
Mr. Paulsen said, “On behalf of the entire Floor & Decor team, I want to thank Tom for his continued partnership and mentorship, and for the extraordinary foundation he built over more than a decade leading this Company. I’m also deeply grateful to Norman for his years of thoughtful counsel and dedicated service to our Board. Finally, I’m excited to welcome Lauren to the Board. Her deep capital markets experience and track record of helping companies drive long-term value will be a great asset to Floor & Decor as we continue to grow our business.”
Ms. Taylor Wolfe is Co-Founder and Managing Partner of Impactive Capital, an impact-oriented investment firm she co-founded in 2018 that partners with public companies to help drive long-term operational and strategic value for all stakeholders. Prior to founding Impactive Capital, she spent a decade at Blue Harbour Group, an investment management firm, where she served as a Managing Director and Investing Partner. She currently serves on the board of directors of WEX Inc. and has previously served on the boards of Envestnet, Inc. and HD Supply Holdings, Inc. Ms. Taylor Wolfe holds an M.B.A. from The Wharton School at the University of Pennsylvania and a B.S., magna cum laude, from Cornell University.
About Floor & Decor Holdings, Inc.
Floor & Decor is a multi-channel specialty retailer of hard surface flooring and related accessories and seller of commercial surfaces. As of September 24, 2026, the Company operated 282 warehouse-format stores and five design studios across 39 states. The Company offers a broad in-stock assortment of laminate and vinyl, tile, wood, and natural stone flooring and installation materials and decorative accessories, as well as adjacent categories, at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” or “continue” or the negative of these terms or other similar expressions.

The forward-looking statements contained in this release are based on our current expectations, assumptions, estimates, and projections regarding the Company’s business, the economy, and other future conditions. These statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.
Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release, including, without limitation, (1) macroeconomic headwinds, including high interest rates and weak home sales, (2) our failure to successfully manage new store growth or higher than expected costs, (3) our ability to manage our comparable store sales, (4) our inability to lease or acquire new store locations on acceptable terms, renew or replace our current store leases, or make payments under our leases, (5) our failure to maintain and enhance our brand image and awareness, (6) our failure to successfully anticipate and manage trends, consumer preferences, and demand, (7) our inability to successfully manage increased competition, (8) adverse changes in global trade policies, tariffs, or import enforcement actions, any of which could impact our ability to import from foreign suppliers, raise our costs, or disrupt our supply chain, (9) our inability to manage our inventory, including the impact of inventory obsolescence, shrink, and damage, (10) any disruption in our distribution capabilities, supply chain, and our related planning and control processes, including carrier capacity constraints, blocked trade lanes, port congestion, strike, or shut down, and other supply chain costs or product shortages, (11) any increases in wholesale prices of products, materials, and transportation costs beyond our control, including increases in costs due to inflation or tariffs, (12) the resignation, incapacitation, or death of any key personnel, including our executive officers, (13) our inability to attract, hire, train, and retain highly qualified managers and staff, (14) the impact of any labor activities, (15) our dependence on foreign imports for the products we sell, including risks associated with obtaining products from abroad, (16) any failure by any of our suppliers to supply us with quality products on attractive terms and prices or to adhere to the quality standards that we set for our products, (17) our inability to locate sufficient suitable natural products, (18) the effects of weather conditions, natural disasters, or other unexpected events, including public health crises, that may disrupt our operations, (19) personal injury, product liability and warranty claims and related governmental investigations, (20) any allegations, investigations, lawsuits, or violations of laws and regulations applicable to us, our products, or our suppliers, (21) our inability to adequately protect the privacy and security of information related to our customers, us, our associates, our suppliers, and other third parties, (22) any material disruption in our information systems, including our website, (23) our inability to maintain sufficient levels of cash flow or liquidity to fund our expanding business and service our existing indebtedness, (24) new or changing laws or regulations, including tax laws and trade policies and regulations, (25) payments-related risks, (26) any failure to protect our intellectual property rights or disputes regarding our intellectual property or the intellectual property of third parties, (27) the impact of any future strategic transactions, (28) restrictions imposed by our indebtedness on our current and future operations, including risks related to our variable rate debt, (29) our implementation, continuation, or suspension of share repurchases, and (30) our ability to manage risks related to corporate social responsibility. Additional information concerning these and other factors is described in “Forward-Looking Statements,” Item 1, “Business,” Item 1A, “Risk Factors,” and Item 1C, “Cybersecurity” of Part I and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 9A, “Controls and Procedures” of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2026 (the “Annual Report”) and elsewhere in the Annual Report, as well as those described in Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 24, 2026 (the “10-Q”) and elsewhere in the 10-Q, and those described in the Company’s other filings with the SEC.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition, and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise.
Investor Contact:
Wayne Hood
Senior Vice President of Investor Relations
678-505-4415
wayne.hood@flooranddecor.com